Exhibit 32.1



            CERTIFICATION OF CHIEF EXECUTIVE OFFICER
        PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT



     The undersigned, William C. Weldon, the Chief Executive Officer of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

     (1)       the Company's Quarterly Report on Form 10-
          Q  for the quarterly period ended April 1, 2007
          (the   "Report")   fully  complies   with   the
          requirements of Section 13(a) of the Securities
          Exchange Act of 1934; and

     (2)  the  information contained in the Report fairly
          presents,   in   all  material  respects,   the
          financial condition and results of operations of the Company.



                              /s/ William C. Weldon
                                  William C. Weldon
                                  Chief Executive Officer

Dated:      May 7, 2007


     This certification is being furnished to the SEC with this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section.






            CERTIFICATION OF CHIEF FINANCIAL OFFICER
        PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT



The undersigned, Dominic J. Caruso, the Chief Financial Officer of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

     (1) the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 1, 2007 (the
          "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2)  the  information contained in the Report fairly
          presents,   in   all  material  respects,   the
          financial condition and results of operations of the Company.




                               /s/ Dominic J. Caruso
                                   Dominic J. Caruso
                                   Chief Financial Officer

Dated:    May 7, 2007


     This certification is being furnished to the SEC with this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section.